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                                                                    Exhibit 23.1

                              Accountants' Consent

The Board of Directors
ImClone Systems Incorporated:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

Princeton, New Jersey
September 21, 1999